Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED FORBEARANCE AGREEMENT

THIS AMENDED AND RESTATED FORBEARANCE AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is made as of January 11, 2008, and entered into by and among AMERICAN DENTAL PARTNERS, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below), the lending institutions party to the Credit Agreement, as hereinafter defined (“Lenders”), and KBCM BRIDGE LLC, as a Lender and as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Term Loan Agreement, dated as of September 25, 2007 (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Forbearance Agreement, dated as of December 18, 2007 (the “Original Forbearance Agreement”);

WHEREAS, the Borrower and PDHC, Ltd. (“PDHC”), a Subsidiary of the Borrower, have entered into the Settlement Agreement, dated as of December 26, 2007, an executed copy of which is attached hereto as Exhibit A (the “Settlement Agreement”), among the Borrower, PDHC, PDG, P.A. (“PDG”) and Dental Specialists of Minnesota, P.A. (with PDG, collectively, the “Plaintiff”), and Northland Dental Partners, PLLC, fka James Ludke, D.D.S., PLLC, in connection with the civil actions captioned PDG, P.A. and Dental Specialists of Minnesota P.A. vs. PDHC, Ltd. and PDHC, Ltd. vs. PDG, P.A. and Dental Specialists of Minnesota, P.A. vs. PDHC, Ltd. and American Dental Partners, Inc. (collectively, the “Civil Action”) filed with the District Court of Minnesota, Fourth Judicial District (the “Court”), in which the jury in the Civil Action returned a verdict for the Plaintiff against PDHC and the Borrower awarding the Plaintiff $88,290,647 in compensatory damages on December 12, 2007 and awarding the Plaintiff $42,250,000 in punitive damages on December 13, 2007;

WHEREAS, an Event of Default exists under the Credit Agreement and, as a result of such Event of Default, the Lenders have the right, among other things, to exercise any remedies available to the Lenders under the Credit Agreement;

WHEREAS, notwithstanding the existence of such Events of Default, the Borrower has requested that the Lenders, among other things, continue to forbear from exercising their rights under the Credit Agreement and the other Credit Documents, in each case until February 29, 2008, and consent to the Settlement Agreement; and

WHEREAS, the Lenders are willing to forbear from exercising such rights on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

ARTICLE I. CONSENT

Section 1.1. Settlement Agreement. The Administrative Agent and each Lender hereby consent to the execution by the Borrower and PDHC of the Settlement Agreement and consent to the terms and provisions thereof; provided, however, that the agreements, documents and instruments to be entered into to effectuate the transfer of the Settlement Assets (as defined below) (the “Transfer Documents”) shall be in form and substance reasonably satisfactory to the Administrative Agent.

Section 1.2 Release of Collateral. Pursuant to the Settlement Agreement, the Borrower and PDHC have agreed to transfer the operating assets owned by PDHC and currently located at the PDG Offices (as defined in the Settlement Agreement) (collectively, the “Settlement Assets”) to PDG, all of which Settlement Assets constitute Collateral. Upon the transfer of the Settlement Assets by the Borrower and PDHC to PDG in accordance with the terms of the Settlement Agreement, and so long as (i) the condition set forth in Section 2.5(g) of this Agreement has been satisfied, (ii) the Transfer Documents are in form and substance reasonably satisfactory to the Administrative Agent, and (iii) the Civil Action has been dismissed with prejudice by the Court, the Administrative Agent’s and the Lenders’ security interest in and Liens on the Settlement Assets shall be automatically released and terminated. The Administrative Agent agrees to promptly file UCC financing statement amendments (collectively, the “UCC Amendments”) to evidence the release of the security interest in and Lien on the Settlement Assets and will provide to the Borrower a copy of the acknowledgments of the filing of such UCC Amendments promptly upon receipt by the Administrative Agent. The Administrative Agent agrees to execute such other agreements, documents and instruments as the Borrower may reasonably request to effectuate the release described in this Section 1.2.

ARTICLE II. FORBEARANCE

Section 2.1. Outstanding Indebtedness. The Borrower acknowledges and confirms (a) that Exhibit B hereto sets forth, as of the date hereof, the aggregate principal amount of all outstanding Loans and the issued and outstanding Letters of Credit, and (b) that such amounts are not subject to any defense, counterclaim, recoupment or offset of any kind.

Section 2.2. Defaults. The Borrower acknowledges that as of the date hereof, the Administrative Agent and the Lenders have notified the Borrower that, and the Borrower acknowledges that, the Borrower has failed to comply with the provision of the Credit Agreement as set forth in Exhibit C hereto (the “Credit Agreement Default”).

Section 2.3. Continuing Defaults. With respect to the Credit Agreement Default, the Borrower acknowledges that (a) such Credit Agreement Default is continuing and has not been waived by virtue of any previous actions (or failure to act) by the Administrative Agent or the Lenders through any course of conduct or course of dealing or otherwise and (b) as a result of the existence of such Credit Agreement Default, the Lenders, pursuant to the terms and conditions of the Credit Agreement and the other Credit Documents, have the right to, among other things, (i) accelerate the maturity of all of the Obligations, and (ii) exercise any or all rights and remedies available to them pursuant to the Credit Documents, applicable law or otherwise.

Section 2.4. Original Forbearance Agreement. The Borrower, the Administrative Agent and the Lenders each acknowledge that this Agreement replaces in its entirety the Original Forbearance Agreement, and that the Original Forbearance Agreement shall be of no further force and effect.

Section 2.5 Forbearance and Forbearance Period. The Administrative Agent and the Lenders, by executing this Agreement and upon the satisfaction of the conditions set forth in Section 3.1 hereof, hereby agree to forbear from exercising their rights and remedies that exist by virtue of the Credit Agreement Default, for the period from December 14, 2007 through February 29, 2008 (the “Forbearance Period”), on the conditions that:

(a) after giving effect to the terms of this Agreement, other than the Credit Agreement Default, no other Default or Event of Default shall exist under the Credit Agreement or any Credit Document;

(b) during the Forbearance Period, other than the Credit Agreement Default, no other Default or Event of Default shall occur under the Credit Agreement and no default or event of default shall occur under this Agreement;

(c) the Borrower shall only be permitted to request Borrowings of Base Rate Loans and Eurodollar Loans with an Interest Period of one month (any Loan made on or after the date hereof shall be referred to as an “Interim Loan”), provided that any Eurodollar Loan outstanding on the date hereof may be continued with an Interest Period of one, two or three months;

(d) at the time of each Interim Loan and after giving effect thereto, (i) there shall exist no Default or Event of Default (other than the Credit Agreement Default) and (ii) all representations and warranties of the Credit Parties contained herein or in the other Credit Documents (other than the representation and warranty set forth in Section 6.9 of the Credit Agreement solely as a result of the Credit Agreement Default) shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Interim Loan, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made;

(e) the Borrower and each Subsidiary Guarantor shall comply with all of the terms and provisions of this Agreement (and the failure to so comply shall constitute an Event of Default under the Credit Agreement);

(f) the Amended and Restated Forbearance Agreement and Amendment No. 4 to Credit Agreement, dated the date hereof, among the Borrower, the subsidiary guarantors signatory thereto, the lenders signatory thereto and KeyBank National Association, as a lender and as administrative agent, and entered into in connection with the Revolving Credit Agreement (the “Revolving Credit Forbearance Agreement”), shall not have been terminated; and

(g) the Settlement Agreement shall not have been amended or otherwise modified without the Administrative Agent’s and the Lenders’ written consent and shall not fail to be in full force and effect in all respects, and the Borrower and PDHC shall not have breached their respective obligations thereunder.

Section 2.6. End of Forbearance Period. The Borrower acknowledges and agrees that upon the failure of the Borrower to satisfy any of the foregoing conditions at any time, the Forbearance Period shall automatically terminate without notice to the Borrower of any kind. The Borrower hereby waives any such notice. Upon termination of the Forbearance Period, the Administrative Agent and the Lenders shall be permitted to exercise any and all rights and remedies that exist with respect to the Credit Agreement Default and any other Default or Event of Default that may then exist.

Section 2.7. Default Interest. The Lenders agree that, notwithstanding the existence of the Credit Agreement Default and anything in Section 2.5(c) of the Credit Agreement to the contrary, the default rate of interest set forth in Section 2.5(c) shall not accrue on the outstanding principal amount of the Loans during the Forbearance Period.

Section 2.8. Interest on Loans.

(a) Base Rate Loans. Notwithstanding Section 2.5(a) of the Credit Agreement, from the date hereof through the date that the Credit Agreement Default is no longer in existence, any Loan that is a Base Rate Loan shall bear interest at a fluctuating rate per annum that shall be equal to the Base Rate in effect from time to time plus 175.00 basis points.

(b) Eurodollar Loans. Notwithstanding Section 2.5(b) of the Credit Agreement, from the date hereof through the date that the Credit Agreement Default is no longer in existence, any Loan that is a Eurodollar Loan shall bear interest at a rate per annum that shall be equal to the relevant Adjusted Eurodollar Rate for each such Eurodollar Loan for such one month Interest Period plus 250.00 basis points.

ARTICLE III. MISCELLANEOUS

Section 3.1. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a) Agreement Executed. This Agreement shall have been executed by the Borrower, each Subsidiary Guarantor, the Administrative Agent and each Lender, and counterparts hereof as so executed shall have been delivered to the Administrative Agent.

(b) Revolving Credit Forbearance Agreement. The Borrower shall have delivered to the Administrative Agent an executed copy of the Revolving Credit Forbearance Agreement.

(c) Other Conditions. The Borrower shall have satisfied such other conditions or delivered such other items as the Administrative Agent or any Lender shall reasonably request.

Section 3.2. Representations and Warranties. The Borrower and each Subsidiary Guarantor hereby represents and warrants to Administrative Agent that (a) the Borrower and each Subsidiary Guarantor has the legal power and authority to execute and deliver this Agreement; (b) the officers of the Borrower and each Subsidiary Guarantor executing this Agreement have been duly authorized to execute and deliver the same and bind the Borrower and each Subsidiary Guarantor with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and each Subsidiary Guarantor and the performance and observance by the Borrower and each Subsidiary Guarantor of the provisions hereof do not violate or conflict with the organizational documents, operating agreement or bylaws, as applicable, of the Borrower and each Subsidiary Guarantor or any law applicable to the Borrower or any Subsidiary Guarantor or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower or any Subsidiary Guarantor; (d) except with respect to the Credit Agreement Default, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof; (e) the Borrower and each Subsidiary Guarantor are not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s and each Subsidiary Guarantor’s obligations or liabilities under the Credit Agreement or any Credit Document; (f) this Agreement and each document executed by the Borrower and each Subsidiary Guarantor in connection herewith constitute valid and binding obligations of the Borrower and each Subsidiary Guarantor in every respect, enforceable in accordance with their terms; and (g) the Borrower and each Subsidiary Guarantor have not received a notice of default of any kind from any material account debtor and no material account debtor has asserted any right of set-off, deduction or counterclaim with respect to any account.

Section 3.3. Release. The Borrower and each Subsidiary Guarantor hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims that the Borrower or any Subsidiary Guarantor may have as of the date of this Agreement, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

Section 3.4. Credit Documents Unaffected. Except as herein otherwise specifically provided, all provisions of the Credit Agreement and the Credit Documents shall remain in full force and effect and be unaffected hereby.

Section 3.5. Subsidiary Guarantor Acknowledgement. Each of the Subsidiary Guarantors (collectively, the “Guarantors”), by signing this Agreement:

(a) consents and agrees to and acknowledges the terms of this Agreement;

(b) acknowledges and agrees that all of the Credit Documents to which such Guarantor is a party or otherwise bound shall continue in full force and effect and that all of such Guarantor’s obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement;

(c) represents and warrants to the Administrative Agent and the Lenders that all representations and warranties made by such Guarantor and contained in this Agreement or any other Credit Document to which it is a party are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of such date, except to the extent that any thereof expressly relate to an earlier date and other than the representation and warranty set forth in Section 6.9 of the Credit Agreement solely as a result of the Credit Agreement Default; and

(d) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Agreement, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to which such Guarantor is a party to consent to the terms of this Agreement and (ii) nothing in the Credit Agreement, this Agreement or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments or modifications to the Credit Agreement.

Section 3.6. No Other Promises or Inducements. There are no promises or inducements that have been made to any party hereto to cause such party to enter into this Agreement other than those that are set forth in this Agreement. This Agreement has been entered into by the Borrower and each Guarantor freely, voluntarily, with full knowledge, and without duress, and, in executing this Agreement, neither the Borrower nor any Guarantor is relying on any other representations, either written or oral, express or implied, made to the Borrower or any Guarantor by Administrative Agent. The Borrower and each Guarantor agrees that the consideration received by the Borrower under this Agreement has been actual and adequate.

Section 3.7. No Course of Dealing. The Borrower acknowledges and agrees that (a) this Agreement is not intended to, nor shall it, establish any course of dealing among the Borrower, the Administrative Agent and the Lenders that is inconsistent with the express terms of the Credit Agreement or any other Credit Document, (b) notwithstanding any course of dealing among the Borrower, the Administrative Agent and the Lenders prior to the date hereof, except as set forth herein, the Lenders shall not be obligated to make any Loan, except in accordance with the terms and conditions of this Agreement and the Credit Agreement, and (c) except with respect to the limited forbearance granted herein specifically relating to the Credit Agreement Default, Administrative Agent shall not be under any obligation to forbear from exercising any of its rights or remedies upon the occurrence of any Default or Event of Default.

Section 3.8. No Waiver. The Borrower acknowledges and agrees that (a) this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any Credit Document, nor shall it constitute a continuing waiver at any time, (b) the Lenders shall not have any obligation to extend the term of the Forbearance Period, and (c) nothing herein shall be deemed to constitute a waiver of any Default or Event of Default, including the Credit Agreement Default, and nothing herein shall in any way prejudice the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, any Credit Document or applicable law. In addition, the Administrative Agent shall have the right to waive any condition or conditions set forth in this Agreement, the Credit Agreement or any Credit Document, in its sole discretion, and any such waiver shall not prejudice, waive or reduce any other right or remedy that the Administrative Agent may have against the Borrower.

Section 3.9. Survival. All representations, warranties, covenants, agreements, releases and waivers made by or on behalf of the Borrower under this Agreement shall survive and continue after the expiration or termination of the Forbearance Period.

Section 3.10. No Waiver of Rights. No waiver shall be deemed to be made by any party hereunder of any of its rights hereunder unless the same shall be in writing signed on behalf of such party.

Section 3.11 Governing Law. This Agreement shall be construed according to the laws of the State of Ohio, without regard to conflicts of law principles.

Section 3.12. Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements, and undertakings of every kind and nature among them with respect to the subject matter hereof.

Section 3.13. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts and by facsimile signature, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

Section 3.14. Severability Of Provisions; Captions; Attachments. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The several captions to Sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement. Each schedule or exhibit attached to this Agreement shall be incorporated herein and shall be deemed to be a part hereof.

Section 3.15. JURY TRIAL WAIVER. EACH OF THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THEM, OR ANY OF THEM, ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date referenced in the first paragraph of this Agreement.

THE ADMINISTRATIVE AGENT AND THE LENDERS:

KBCM BRIDGE LLC, as a Lender and the Administrative Agent

By:	/s/ Laurie Muller-Girard
Name:	Laurie Muller-Girard
Title:	Vice President

RBS CITIZENS N.A.

By:	/s/ Michael Ouiellet
Name:	Michael Ouiellet
Title:	Senior Vice President

BORROWER:

AMERICAN DENTAL PARTNERS, INC.

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President, Planning and Investment

THE SUBSIDIARY GUARANTORS:

ADP OF NEW YORK, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF ALABAMA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF CALIFORNIA, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF LOUISIANA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MARYLAND, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MICHIGAN, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MISSOURI, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF NORTH CAROLINA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF OKLAHOMA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF PENNSYLVANIA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF TENNESSEE, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF VIRGINIA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PROFESSIONAL SERVICES, LLC, a Subsidiary Guarantor

By:	/s/ Breht T. Feigh
Name:	Breht T. Feigh
Title:	Vice President

APPLE PARK ASSOCIATES, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF ARIZONA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF WISCONSIN, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

PDHC, LTD., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

TEXAS DENTAL MANAGEMENT, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

TEXAS DENTAL PARTNERS, LP, a Subsidiary Guarantor

By: TEXAS DENTAL MANAGEMENT, INC.,
as its General Partner

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

VOSS DENTAL LAB, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

ADP-CFK, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS — USA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

CARE FOR KIDS OF ARIZONA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

AMERICAN DENTAL PARTNERS OF MINNESOTA, LLC, a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

METROPOLITAN DENTAL HOLDINGS, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

METROPOLITAN DENTAL MANAGEMENT, INC., a Subsidiary Guarantor

By:	/s/ Ian H. Brock
Name:	Ian H. Brock
Title:	Vice President

Exhibit A

Settlement Agreement

Exhibit B

Outstanding Indebtedness

Loans	$ 100,000,000

Exhibit C

Credit Agreement Default

An Event of Default under Section 9.1(e) of the Credit Agreement with respect to the Revolving Credit Agreement as a result of the representation and warranty set forth in Section 7.9 of the Revolving Credit Agreement failing to be true and correct on the date of the Borrowing (as defined in the Revolving Credit Agreement) that was requested and made on December 13, 2007.

Execution Version

LETTER AGREEMENT

January 11, 2008

Reference is made to (a) the Term Loan Agreement, dated as of September 25, 2007 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”), among American Dental Partners, Inc., a Delaware corporation (the “Borrower”), the lenders party thereto from time to time (collectively, the “Lenders” and, individually, each a “Lender”) and KBCM Bridge LLC, as a Lender and the administrative agent (the “Administrative Agent”) and (b) the Forbearance Agreement, dated as of December 18, 2007 (the “Forbearance Agreement”) as amended by Amendment No. 1 to the Forbearance Agreement, dated as of the date hereof (the “Amendment”), among the Borrower, the Lenders and the Administrative Agent. Capitalized terms used in this side letter (this “Letter”) but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement, the Forbearance Agreement or the Amendment, as applicable.

As a material inducement to the Administrative Agent and the Lenders entering into the Amendment, until such time as the Administrative Agent and the Required Lenders otherwise consent, the Borrower agrees, and agrees to cause the Subsidiary Guarantors, to cooperate with the Administrative Agent, the Lenders and a consultant hired by Jones Day on behalf of the Administrative Agent and the Lenders (the “Consultant”) to perform the tasks and functions set forth on Schedule A hereto and shall allow the Consultant access to the Credit Parties’ books and records for the purpose of performing such tasks and functions. The Administrative Agent and the Lenders shall retain the Consultant no later than the earlier of (a) January 25, 2008 and (b) the date that the Credit Agreement is amended or amended and restated. All of the costs and expenses of the Consultant shall be paid for by the Borrower.

This Letter is a Credit Document pursuant to the Credit Agreement.

This Letter shall be governed by, and construed in accordance with, the laws of the State of Ohio.

[Signature pages follow.]

This Letter may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

Very truly yours,

KBCM BRIDGE LLC, as the Administrative Agent

By:	/s/ Laurie Muller-Girard
Name:	Laurie Muller-Girard
Title:	Vice President

AMERICAN DENTAL PARTNERS, as the Borrower

By:	/s/ Breht T. Feigh
Name:	Breht T. Feigh
Title:	EVP, CFO & Treasurer

Schedule A

1.	Review and validate Consolidated EBITDA for the fiscal year ended December 31, 2007

2.	Review and validate the projected balance sheet, income statement and cash flows for the fiscal years ending December 31, 2008 and December 31, 2009

3.	Review and analyze the projected Consolidated Capital Expenditures and the proposed acquisitions for the fiscal year of 2008

4.	Any other financial review and analysis reasonably requested by the Administrative Agent and reasonably acceptable to the Borrower